Exhibit 32(d)

CERTIFICATION

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended March 31, 2024, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1)such Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended March 31, 2024, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in such Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended March 31, 2024, fairly presents, in all material respects, the financial condition and results of operations of Mississippi Power Company.

/s/Anthony L. Wilson
Anthony L. Wilson
Chairman, President and Chief Executive Officer

/s/Matthew P. Grice
Matthew P. Grice
Vice President, Treasurer and Chief Financial Officer

May 1, 2024